Virtus Herzfeld Fund,

a series of Virtus Opportunities Trust

Supplement dated June 16, 2014 to the

Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus,

each dated January 28, 2014, as supplemented and revised

Important Notice to Investors

The following disclosure hereby corrects and replaces the last sentence of the paragraph under “Portfolio Turnover” in the fund’s summary prospectus and in the summary section of the statutory prospectus: “During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.”

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/HerzfeldPortfolioTurnover (6/14)